UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 13, 2005
                                                 ----------------



                            FBL Financial Group, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

Iowa                                1-11917                     42-1411715
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
of incorporation)                                           Identification No.)


5400 University Avenue, West Des Moines,  Iowa                   50266
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (515) 225-5400
                                                    -------------

Item 7.01. Regulation FD Disclosure

On January 13, 2005, FBL Financial Group, Inc. issued a news release scheduling its fourth quarter 2004 earnings date, conference call and webcast and announcing new reporting segments. In order to provide greater transparency to its shareholders and to the financial community and to better reflect how the business is managed, FBL has refined its reporting segments. FBL's Traditional Annuity segment is being split into two separate segments based on the method of distribution of the products. The news release is furnished as Exhibit 99.1 hereto. The FBL September 30, 2004 Financial Supplement reflecting the revised segments is furnished as Exhibit 99.2 hereto. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.


SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FBL Financial Group, Inc.
-------------------------
(Registrant)

Date January 13, 2005
     ----------------

/s/ James W. Noyce
------------------
James W. Noyce
Chief Financial Officer

EXHIBIT INDEX
Exhibit No.          Description
-----------          -----------
Exhibit 99.1         News release of the registrant dated January 13, 2005
Exhibit 99.2         September 30, 2004 Financial Supplement Revised for New
                     Reporting Segments